--------------------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
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CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            MUNICIPAL BOND PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The Municipal Bond Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

For the three months ended March 31, 1998, the Portfolio had a total return of 0.92% for Class A shares compared to a total return of 1.14% for the Lehman 7-Year Municipal Bond Index (the "Index"). For the one year ended March 31, 1998, the Portfolio had a total return of 8.40% for the Class A shares compared to 9.02% for the Index. From inception on January 18, 1995 through March 31, 1998, the average annual total return of Class A was

PERFORMANCE COMPARED TO THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX(1)
--------------------------------------------------------------------------------

                                             TOTAL RETURNS(2)
                                 -----------------------------------------
                                                ONE       AVERAGE ANNUAL
                                    YTD        YEAR       SINCE INCEPTION
                                 ---------  -----------  -----------------
PORTFOLIO--CLASS A.............       0.92%       8.40%           6.43%
INDEX..........................       1.14        9.02            7.85

1. The Lehman 7-Year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

6.43% compared to 7.85% for the Index. As of March 31, 1998, the Portfolio had an SEC 30-day yield of 4.16%.

During the first quarter, municipal bond yields were basically unchanged across the yield curve, providing a respectable coupon return to start 1998. Given that first quarter returns were negative in three of the prior four years, these returns represent a very reasonable start to the year. During the quarter we maintained an average maturity just over eight years, slightly longer than the benchmark Lehman Index. The Portfolio is mainly comprised of AAA and AA-rated defensively structured bonds, with a continuing emphasis on premium coupon longer maturity noncallable securities. In this current low interest rate environment, we have been focusing on maintaining a relatively high current yield in the Portfolio.

At the start of the quarter, the markets remained primarily focused on the events in Asia and the potential impact of these events on the global economy and financial markets. With most Asian equity markets plummeting early in January, the markets appeared ready to assume that the consequences of the Asian turmoil for the global economy would be severe. U.S. Treasuries responded by rallying sharply, particularly in shorter maturities, which are often seen as a safe haven in times of crisis. Indeed, by the second week in January, two year maturity Treasury yields were well below the Fed Funds rate, indicating strong expectations of a Fed easing. This, however, proved to be the low point in yields for the quarter.

In response to attractive valuation levels, equity markets globally began to recover. The implementation of reform programs and easing of the short-term liquidity crisis, particularly in Korea, helped take pressure off the markets. Moreover, while Asian economies have slowed dramatically, the U.S. economy has remained strong. With less fear of a near-term financial crisis, bond yields rose back towards the levels at which they started the year, then fluctuated in a narrow range for the remainder of the quarter.

Municipal bond volume surged during the first quarter, with an impressive 70% increase over first quarter 1997 volume. The low interest rate environment coupled with industry-wide restructurings in healthcare as well as special project financings in transportation were behind the increased volume. The Bond Buyer's 20-bond index of general obligation yields averaged 5.21% last month, down more than half a percentage point from the 5.76% average in March 1997. The market was able to absorb the heavy volume, albeit at attractive ratios to comparable maturity Treasuries. Individual investors, still distracted by the strong equity markets, showed interest in new issues when they were priced to go. Long-term bond funds, after the past few years of muted subscription activity, finally had new money to put to work during the quarter. Insurance companies, while still active, held back slightly during the quarter while Federal Budget negotiators proposed to diminish the desirability for property and casualty insurance companies to hold municipal bonds. That proposal was eventually taken off the table. Insurance companies, especially at these attractive ratios to Treasuries, should remain active buyers for the remainder of the year.

While the prospect of a widespread global financial markets crisis resulting from the Asian problems may have passed, the situation introduces more uncertainty into the outlook for the U.S. economy and thus remains a key focus of the Federal Reserve. Expectations for a slowdown in the U.S. economy caused by the Asian problems did not materialize in the first quarter, as weakness from external sectors has been more than offset by domestic strength. Whether this remains so in the future is unclear and the fragility observed recently in the Japanese economy further adds to the uncertainty. The Asian weakness has, however, contributed to a decline in global commodity prices, further restraining what had already been the best sustained U.S. inflation statistics in thirty years. Thus, at least for now, the U.S. economy has continued its highly favorable pattern of strong economic growth and low inflation and until the Fed has convincing information as to whether the Asian problem will alter this pattern, they are unlikely to change monetary policy.

As the quarter ended, the municipal new issue supply engines remained in high gear. With dealer inventories running high and a steady stream of new issues showing up on the calendar, ratios may need to adjust even more for bonds to clear the market. In the current interest rate environment, we will remain defensive as far as our placement on the yield curve, and will continue to look to purchase bonds which provide a high level of current income.

Lori A. Cohane
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
TAX-EXEMPT INSTRUMENTS (98.4%)
  DAILY VARIABLE RATE BONDS (0.4%)
$           100    New York City, New York, General
                    Obligation Bonds, Series 94B,
                    3.80%, 8/15/23                      $     100
            100    North Carolina Medical Care
                    Community Hospital, Revenue
                    Bonds, 3.65%, 12/01/25                    100
                                                        ---------
  TOTAL DAILY VARIABLE RATE BONDS (Cost $200)                 200
                                                        ---------
  FIXED RATE INSTRUMENTS (98.0%)
          1,500    Baltimore County, Maryland,
                    Consolidated Public Improvement,
                    General Obligation Bonds, 6.00%,
                    7/01/05, Prefunded 7/1/01 at 102        1,633
          1,000    California State, Department of
                    Water Revenue Bonds, Series Q,
                    6.00%, 12/01/10                         1,132
          1,920    City of Dallas, Texas, General
                    Obligation Bonds, 6.00%, 2/15/06        2,125
            100    Connecticut State, General
                    Obligation Bonds, Series A,
                    4.75%, 11/15/01                           102
            250    Connecticut State, General
                    Obligation Bonds, Series A,
                    9.875%, 3/01/01                           290
            250    Connecticut State, General
                    Obligation Bonds, Series C,
                    5.50%, 3/15/03                            265
            175    Connecticut State, General
                    Obligation Bonds, Series C,
                    6.15%, 11/15/03                           189
          1,500    Connecticut State, General
                    Obligation Bonds, Series E,
                    6.00%, 3/15/12                          1,686
          1,565    Connecticut State, Housing Finance
                    Authority, Revenue Bonds, Sub.
                    Series D-1, 6.20%, 5/15/17              1,647
          1,000    Delaware Transportation Authority,
                    Transportation System Revenue
                    Bonds, 6.50%, 7/01/11,
                    Prerefunded 7/01/01 at 102              1,091
            500    Fairfax County, Virginia, Water
                    Authority Revenue Bonds, 6.00%,
                    4/01/22                                   545
            500    Fairfax County, Virginia, Water
                    Authority Revenue Bonds, 6.00%,
                    4/01/22, Prerefunded 4/01/07 at
                    102                                       564
          1,500    Florida State Board of Education,
                    Capital Outlay, Public Education,
                    General Obligation Bonds, 6.40%,
                    6/01/19                                 1,620
            500    Georgia State, General Obligation
                    Bonds, Series F, 6.50%, 12/01/06          577


     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
$         1,000    Gwinnett County, Georgia, General
                    Obligation Bonds, 6.00%, 1/01/11    $   1,081
          1,000    Hawaii State, General Obligation
                    Bonds, Series CJ, 6.20%, 1/01/12
                    Prerefunded 1/01/05 at 100              1,108
            450    Houston, Texas, Water & Sewer
                    Systems, Revenue Bonds, Series B,
                    6.25%, 12/01/05                           503
          1,500    Illinois State, Sales Tax Revenue
                    Bonds, Series S, 5.25%, 6/15/13         1,521
          1,000    Kentucky State Housing Corp.,
                    Revenue Bonds, Series A, 6.00%,
                    7/01/10                                 1,056
          1,000    Maryland State Department of
                    Transportation, Construction
                    Revenue Bonds, Second Issue,
                    6.60%, 11/01/00                         1,049
            500    Massachusetts State Consolidated
                    Loan, Series A, 7.625%, 6/01/08,
                    Prerefunded 6/01/01 at 102                561
          1,625    Michigan State Housing Development
                    Authority, Revenue Bonds, Series
                    A, 6.75%, 12/01/14                      1,741
            500    Milwaukee, Wisconsin, Metropolitan
                    Sewer District, General
                    Obligation Bonds, Series A,
                    6.00%, 10/01/05                           551
          1,400    Mississippi State, General
                    Obligation Bonds, 6.00%, 2/01/09,
                    Prerefunded 2/01/05 at 100              1,533
          1,475    Montana State, General Obligation
                    Bonds, Long Range Building
                    Program, Series C, 6.00%, 8/01/13       1,577
          2,000    Municipal Assistance Corp. for
                    City of New York, NY, Revenue
                    Bonds, 6.00%, 7/01/04                   2,186
          1,000    New Jersey State, General
                    Obligation Bonds, Series E,
                    5.50%, 7/15/02                          1,055
          1,475    Ohio State, General Obligation
                    Bonds, 6.65%, 8/01/05                   1,686
            960    Ohio State, Housing Finance
                    Agency, Residential Mortgage
                    Revenue Bonds, Series A-1, 6.20%,
                    9/01/14                                 1,027
          1,000    Orlando, Florida, Utilities
                    Commission Water & Electric,
                    Revenue Bonds, Series D, 6.75%,
                    10/01/17                                1,216
            500    Palm Beach County, Florida,
                    General Obligation Bonds, Series
                    B, 6.75%, 7/01/11                         602

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
  FIXED RATE INSTRUMENTS (CONTINUED)
$            50    Puerto Rico Commonwealth Highway &
                    Transportation Authority, Revenue
                    Bonds, Series T, 6.50%, 7/01/22,
                    Prerefunded 7/01/02 at 101.50       $      55
          1,000    Reedy Creek Improvement District,
                    Florida, Utility, Revenue Bonds,
                    Series 91-1, 6.50%, 10/01/16,
                    Prerefunded 10/01/01 at 101             1,087
            600    Salt Lake City, Utah, General
                    Obligation Bonds, 6.375%, 6/15/11         636
          1,000    Shelby County, Tennessee, General
                    Obligation Bonds, Series A,
                    5.50%, 3/01/08                          1,083
          1,385    Shelby County, Tennessee, General
                    Obligation Bonds, Series B,
                    5.50%, 8/01/10                          1,494
          1,250    Texas A & M University, Revenue
                    Bonds, Series B, 6.00%, 7/01/11         1,327
          1,500    Texas State, Public Finance
                    Authority, Series A, 5.95%,
                    10/01/15, Prefunded 4/1/05 at 100       1,641
          1,500    Triborough Bridge & Tunnel
                    Authority, New York, Revenue
                    Bonds, Series Y, 6.00%, 1/01/12         1,681
          1,000    Utah State, Housing Financing
                    Agency, Single Family Mortgage
                    Revenue Bonds, Series G-1, Class
                    I, 5.50%, 7/01/16                       1,020
          1,000    Virginia Beach, Virginia, General
                    Obligation Bonds, 6.00%, 9/01/10,
                    Prefunded 9/1/04 at 102                 1,109
            500    Virginia State Housing Development
                    Authority, Commonwealth Mortgage
                    Revenue Bonds, Series B, 6.60%,
                    1/01/12                                   544
          1,000    Virginia State Housing Development
                    Authority, Commonwealth Mortgage
                    Revenue Bonds, Series B, 6.65%,
                    1/01/13                                 1,091
          1,000    Washington State, General
                    Obligation Bonds, Series B,
                    6.40%, 6/01/17                          1,172
          1,440    Wisconsin State, Clean Water
                    Revenue Bonds, Series 1, 6.875%,
                    6/01/11                                 1,738
          1,115    Wisconsin State, General
                    Obligation Bonds, Series 2,
                    5.125%, 11/01/11                        1,161
                                                        ---------
  TOTAL FIXED RATE INSTRUMENTS (Cost $48,313)              50,358
                                                        ---------

                                                         AMOUNT
                                                          (000)
                                                        ---------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $48,513)             $ 50,558
                                                        ---------
TOTAL INVESTMENTS (98.4%) (Cost $48,513)                  50,558
                                                        ---------
OTHER ASSETS AND LIABILITIES (1.6%)
  Other Assets                                             1,623
  Liabilities                                               (791)
                                                        ---------
                                                             832
                                                        ---------
NET ASSETS (100%)                                       $ 51,390
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                              $ 51,390
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,880,390 outstanding $.001 par value
  shares (authorized 500,000,000 shares)
                                                          $10.53
                                                        ---------
                                                        ---------

----------------------------------
Variable/Floating Rate Instruments. The interest rate changes on these instruments are based upon a designated base rate. These instruments are payable on demand and are secured by a letter of credit or other support agreements.

Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less

Prerefunded Bonds. Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S Treasury escrow.